SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date Of Report (Date Of Earliest Event Reported): January 27, 2010

ENVIRONMENTAL INFRASTRUCTURE HOLDINGS CORP.
 (Exact Name Of Registrant As Specified In Charter)

DELAWARE	333-71748	32-0294481
(State Or Other Jurisdiction Of Incorporation Or Organization)	(Commission File No.)	(IRS Employee Identification No.)

Four Tower Bridge
200 Barr Harbor Drive, Ste. 400
West Conshohocken, PA  19428
 (Address Of Principal Executive Offices)

Phone number: 866-629-7646
 (Issuer Telephone Number)

(Former Name Or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4 (c))

Section 7

Item 7.01	Regulation FD Disclosure.

The Company issued a press release on January 27, 2010, regarding the effectiveness of the change of name and the assignment of a new trading symbol, effective January 27, 2010

Section 8 - Other Events.

Item 8.01	Other Events.

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits
Exhibit 99.1	Press Release issued by Environmental Infrastructure Holdings Corp. on January 27, 2010, relating to assignment of a new trading symbol for Environmental Infrastructure Holdings Corp.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENVIRONMENTAL INFRASTRUCTURE HOLDINGS CORP.

By:	/s/ Michael D. Parrish
Michael D. Parrish
President and CEO

Dated: January 28, 2010